UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. 1)

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-2
PLX Technology, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2009

To the Stockholders of PLX Technology, Inc.:

We will hold a special meeting of stockholders of PLX Technology, Inc. at 10:00 a.m., Pacific Daylight Time, on May 18, 2009, at PLX's principal executive offices, 870 W. Maude Avenue, Sunnyvale, CA  94085, for the following purposes:

1.           To approve the issuance of 3,400,000 shares of our common stock in satisfaction of the $14,200,000 principal balance of a promissory note issued in connection with our acquisition of Oxford Semiconductor, Inc. in January 2009; and

2.           To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

On January 2, 2009, we acquired all of the outstanding shares of capital stock of Oxford Semiconductor, Inc.  The acquisition has been completed, and we are not seeking stockholder approval of that transaction.

The accompanying proxy statement describes the foregoing proposal in more detail.  We encourage you to read the entire document.  Only holders of record of our common stock at the close of business on April 9, 2009, are entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

PLX's board of directors recommends that you vote FOR the approval of the issuance of 3,400,000 shares of PLX common stock in satisfaction of the principal balance of the note.

If a written proxy card is signed by a stockholder and returned without instructions, the shares represented by the proxy will be voted FOR the approval of the issuance of 3,400,000 shares of common stock in satisfaction of the note, at the special meeting and any adjournment or postponement of the special meeting.

By Order of the Board of Directors,

Ralph H. Schmitt
President and Chief Executive

Whether or not you expect to attend the special meeting of stockholders in person, we encourage you  to vote as promptly as possible to ensure your representation and the presence of a quorum at the special meeting.  Stockholders of record can vote their shares by using the internet or the telephone.  Instructions for using these convenient services are set forth on the enclosed proxy card.  Stockholders may also vote their shares by marking, signing, dating and returning the proxy card in the enclosed postage-prepaid envelope.  If you send in your proxy card and then decide to attend the special meeting to vote your shares in person, you may still do so.  Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

ANNEX A –	PROMISSORY NOTE

ANNEX B –
REPORT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON PLX TECHNOLOGY, INC. FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008, WHICH FINANCIAL STATEMENTS ARE INCORPORATED BY REFERENCE FROM OUR FORM 10-K FOR THAT PERIOD

870 W. Maude Avenue
Sunnyvale, California 94085

REVISED PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

PROXY STATEMENT

INTRODUCTION

                This proxy statement contains information relating to the solicitation by the board of directors of PLX Technology, Inc. of proxies in connection with a special meeting of stockholders to be held on May 18, 2009 at our principal executive offices located at 870 W. Maude Avenue, Sunnyvale, California, at 10 a.m., Pacific Daylight Time, and any adjournment or postponement thereof.

This proxy statement and accompanying form of proxy are first being mailed to our stockholders entitled to vote on or about April 20, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on May 18, 2009.  The proxy statement and form of proxy are available electronically at http://materials.proxyvote.com/693417.

SUMMARY OF THE PROPOSAL AND RELATED INFORMATION

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The proposal: At the special meeting, we are asking our stockholders to consider and vote upon the issuance of 3,400,000 shares of our common stock to satisfy the $14,200,000 principal balance of a promissory note, that we issued in connection with our acquisition of Oxford Semiconductor, Inc., which we completed on January 2, 2009.   If our stockholders approve this proposal at the special meeting, the principal balance of the note must be satisfied by issuance of the 3,400,000 additional shares, which we expect to occur as soon as practicable after such approval.

•
Our board’s recommendation: Our board of directors recommends that you vote FOR the approval of the issuance of 3,400,000 shares of our common stock in satisfaction of the principal balance of the note.  This will enable us to retain $14.2 million in cash for working capital purposes and carry out the intentions of the parties to the Oxford acquisition.  See “The Proposal – Effects of the Proposal.”

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Why we are seeking approval: Although we are not required to seek stockholder approval of the issuance of 3,400,000 shares under applicable corporate law or our certificate of incorporation or bylaws, we are required to obtain advance stockholder approval for this purpose under the NASDAQ listing standards. See “The Proposal – Stockholder Approval Requirement for the Proposal.”

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Sole proposal: You are being asked to vote only on this one proposal at the special meeting. We are not seeking stockholder approval or ratification of the Oxford acquisition since that transaction has been completed and did not require stockholder approval in order to be completed.  There are no “dissenters” or “appraisal” rights available to our stockholders in connection with the Oxford acquisition or the proposal.  We are not aware of any matters other than the additional issuance of shares that will be presented at the special meeting.

•
Note to be repaid in cash if proposal is not approved: If our stockholders do not approve the proposal, we are required to pay the $14.2 million principal balance in cash on or before the earlier of the third business day after the special meeting and June 30, 2009.  Interest at the rate of 6% per annum, or approximately $324,500 through May 21, 2009, is payable in cash whether the principal balance is satisfied in cash or in our common shares.  A copy of the promissory note is included in this proxy statement as Annex A.

•
The Oxford acquisition: As consideration for the Oxford acquisition, we issued 5,600,000 shares of our common stock and the $14.2 million promissory note described above to the Oxford stockholders entitled to receive the merger consideration.  When acquired, Oxford was a privately held fabless provider of silicon and software for the consumer and small office/home office storage markets.  On January 2, 2009, the acquisition was consummated pursuant to an agreement and plan of merger dated as of December 15, 2008, as amended, among PLX, an acquisition subsidiary of PLX, Oxford Semiconductor, Inc., and VantagePoint Venture Partners IV (Q), L.P., in its capacity as representative of the Oxford stockholders.  The merger agreement was amended as of January 2, 2009.

o
The merger agreement and amendment were filed as exhibits to our Forms 8-K respectively filed with the SEC on December 19, 2008, and January 6, 2009.  These documents are not included with this proxy statement since our stockholders are not being asked to approve or ratify those agreements.  Please see the last page of this proxy statement for information on how to obtain copies of these or other SEC filings that we have made.

•
Financial information: The acquisition was significant to PLX under SEC accounting rules.  Financial statements of Oxford, and pro forma financial statements of PLX reflecting the acquisition, were included in amendments to Form 8-K dated March 18 and 19, and April 14, 2009, and this information is incorporated by reference from those amendments to Form 8-K.  SEC rules also require financial and other information about PLX in connection with the proposal to be included or incorporated in this proxy statement, and this information is incorporated by reference from our Form 10-K for our fiscal year ended December 31, 2008.  Please see the last page of this proxy statement concerning information incorporated by reference.

•
Voting agreements:  Several of our directors and officers have agreed to vote an aggregate of 500,133 shares collectively owned by them in favor of the proposal, as described under “The Proposal – Other Relevant Agreements” below. At the close of business on the record date for the meeting, April 9, 2009, there were 33,604,240 shares of common stock outstanding.

•
Other information about the proposal:  Issuance of the additional 3,400,000 shares if the proposal is approved represents approximately 10.1% of our outstanding common stock as of the record date.  Two of the Oxford stockholders, the VantagePoint entities and La Caisse de Dépôt et Placement du Québec, together received approximately 83% of the merger consideration for the Oxford acquisition.  As result, each of them has reported in Schedules 13G ownership of more than 5% of our outstanding common shares resulting from the initial issuance of 5,600,000 common shares as part of the merger consideration paid in January 2009.  Their share ownership would increase to approximately 11% and 9% of the common stock outstanding on the record date, respectively, if the proposal is approved. PLX expects to file with the SEC in the near future an Amendment No. 2 to a registration statement on Form S-3 that registers for resale the 5,600,000 shares initially issued in the Oxford acquisition. Once this registration statement is declared effective by the SEC, it would enable the holders of those shares to resell those shares in the public market without legal resale restrictions, if they so choose and subject to market conditions.  We expect to file a seperate registration statement on Form S-3 as promptly as practible to register for resale the additional 3,400,000 shares subject to the proposal in this proxy statement if our stockholders approve that proposal. Information about these and other effects of the proposal are included below under the captions “The Proposal – Effects of the Proposal.”

•	Information about the meeting and voting: Information about the meeting, required vote and related matters is set forth next below under “Information About the Special Meeting.”

•
Questions: If you have any questions concerning the proposal or the special meeting, desire additional copies of the proxy statement, or if you will need directions to or special assistance at the special meeting, please call Arthur Whipple, our chief financial officer, at (408) 774-9060.  Directions to the meeting location at our headquarters at 870 W. Maude Avenue, Sunnyvale, California, are also set forth at www.plxtech.com.

INFORMATION ABOUT THE SPECIAL MEETING

Date, Time, Place, Purpose

This proxy statement is furnished in connection with the solicitation of proxies from holders of our common stock by our board of directors for use at the special meeting to be held on May 18, 2009, at 10:00 a.m., Pacific Daylight Time, at our executive offices at 870 W. Maude Avenue, Sunnyvale, California.

At the special meeting, our stockholders will be asked to vote upon a proposal (the “Proposal”) for the issuance of 3,400,000 shares of our common stock in satisfaction of the $14,200,000 principal balance of a promissory note issued in connection with our acquisition of Oxford Semiconductor, Inc. in January 2009.

To ensure that your shares are represented at the meeting, please timely vote your shares in accordance with the procedures described below and in the proxy card or broker voting instruction form that you receive.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by (i) delivering to PLX (to the attention of Arthur Whipple, our secretary) a written notice of revocation or a duly executed proxy bearing a later date, (ii) submitting new voting instructions via the Internet, (iii) calling the specifically designated telephone number and changing the vote, or (iv) attending the special meeting and voting in person. Attendance at the special meeting in and of itself does not revoke a prior proxy.

Solicitation of Proxies

PLX will bear the cost of soliciting proxies, including preparation, assembly, printing and mailing of the proxy statement and accompanying proxy materials.  In addition, PLX will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may be solicited by certain of the PLX’s directors, officers and regular employees, without additional compensation, either personally, by telephone, facsimile, or telegram.

The close of business on April 9, 2009 has been fixed as the record date for determining the holders of shares of common stock of PLX entitled to notice of and to vote at the special meeting.  As of the close of business on the record date, PLX had approximately 33,604,240 shares of common stock outstanding and entitled to vote at the special meeting.  Each outstanding share of common stock on the record date is entitled to one vote on all matters.

Vote Required

A majority of the outstanding shares of common stock entitled to vote, present in person or represented by proxy, will constitute a quorum at the special meeting.  The affirmative vote of a majority of the shares of PLX common stock present in person or represented by proxy at the special meeting, and entitled to vote, is required to approve the Proposal.

Under the General Corporation Law of the State of Delaware, an abstaining vote is counted as present and is, therefore, included for purposes of determining whether a quorum of shares is present at a meeting.  However, since abstentions are treated as shares present or represented and entitled to vote, abstentions have the same effect as negative votes against the Proposal.

A broker “non-vote” occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular “non-routine” matter because the broker has not received voting instructions from the beneficial holder. The Proposal is a non-routine matter on which brokers holding stock in a fiduciary capacity cannot vote without instructions from the beneficial holder.  Therefore, it is not anticipated that there could be “broker non-votes” at the special meeting.  Shares held in broker accounts for which voting instructions are not timely received are simply shares that are neither present nor entitled to vote, and will not affect the outcome of the vote on the Proposal, but could adversely affect the ability to achieve a quorum for the meeting.

All shares of common stock represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies from holders of common stock will be voted FOR the Proposal.

Voting Procedures

Shares of common stock cannot be voted until either a signed proxy card is returned, voting instructions are submitted by using the Internet or by calling a specifically designated telephone number.  Any stockholder may change a vote prior to the special meeting by revoking a previously returned proxy or by (i) submitting a proxy bearing a later date, (ii) submitting new voting instructions via the Internet or (iii) calling the specifically designated telephone number and changing the vote.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions and to confirm that their instructions have been recorded properly. PLX believes the procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card.

An automated system administered by Broadridge Financial Solutions, Inc. will tabulate votes cast by proxy at the special meeting, and a representative of PLX will tabulate votes cast in person at the special meeting.

Electronic Access to Proxy Materials, Annual Report and Voting Electronically Via the Internet

The proxy statement and form of proxy are available electronically at http://materials.proxyvote.com/693417.

Stockholders who elected to receive our proxy statements over the Internet will be receiving an e-mail on or about April 20, 2009 with information on how to access stockholder information and instructions for voting over the Internet. Stockholders of record may vote via the Internet until 11:59 p.m. Eastern Daylight Time, May 17, 2009.

If a stockholder’s shares are registered in the name of a brokerage firm and the stockholder has not elected to receive our proxy statements over the Internet, the stockholder may still be eligible to vote shares electronically over the Internet. Many brokerage firms participate in the Broadridge online program, which provides eligible stockholders who receive a paper copy of the proxy statement and other proxy materials the opportunity to vote via the Internet.  If a stockholder’s brokerage firm is participating in Broadridge’s program, a form from the broker will provide voting instructions.

Stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies.  Stockholders of record wishing to receive future stockholder materials electronically, can elect this option by following the instructions provided when voting over the Internet at www.ProxyVote.com.

Upon electing to view future proxy statements and annual reports over the Internet, stockholders will receive an e-mail notification next year with instructions containing the Internet address of those materials. The choice to view future proxy statements and annual reports over the Internet will remain in effect until the stockholder contacts their broker or PLX to rescind the instructions.  Internet access does not have to be elected each year.

Stockholders who elected to receive this proxy statement electronically over the Internet and who would now like to receive a paper copy of this proxy statement so that they may submit a paper proxy in lieu of an electronic proxy, should contact either their broker or PLX via the information provided in the next paragraph.

Householding of Meeting Materials

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the proxy statement and annual report may have been sent to multiple stockholders in a stockholder’s household.  PLX will promptly deliver a separate copy of either document to any stockholder who contacts the Company’s investor relations department at (408) 774-9060 or at 870 W. Maude Avenue, Sunnyvale, California 94085 requesting such copies. If a stockholder is receiving multiple copies of the proxy statement at the stockholder’s household and would like to receive a single copy of these documents for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or PLX investor relations department to request mailing of a single copy of the proxy statement and annual report.

Other Matters and Discretionary Authority

We know of no matters that are to be brought before the special meeting other than those set forth in the accompanying notice of special meeting.  If any other matters properly come before the special meeting, the persons named in the enclosed proxy card, or their duly appointed substitutes acting at the special meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

THE PROPOSAL:

TO APPROVE THE ISSUANCE OF 3,400,000 SHARES OF OUR COMMON STOCK IN SATISFACTION OF THE $14,200,000 PRINCIPAL BALANCE OF A PROMISSORY NOTE ISSUED IN CONNECTION WITH OUR ACQUISITION OF OXFORD SEMICONDUCTOR, INC. IN JANUARY 2009

Recommendation of the Board of Directors

Our Board of Directors recommends that our stockholders vote "FOR" the approval of the Proposal.

The Oxford Acquisition

On January 2, 2009, we acquired all of the outstanding shares of capital stock of Oxford Semiconductor, Inc., pursuant to an agreement and plan of merger dated December 15, 2008, as amended, among PLX, an acquisition subsidiary of PLX, Oxford Semiconductor, Inc., and VantagePoint Venture Partners IV (Q), L.P., in its capacity as representative of the Oxford stockholders.

A special committee of our board of directors unanimously approved the Oxford acquisition on December 12, 2008, and the transaction was completed on January 2, 2009. No stockholder vote was required for the consummation of the Oxford acquisition.  We are therefore not seeking any approval or ratification of the Oxford acquisition at the special meeting. Under Delaware law, our stockholders do not have any "dissenters' rights" or rights to an appraisal of the value of their shares in connection with the Oxford acquisition or the Proposal.

As consideration for the Oxford acquisition, we issued 5,600,000 shares of our common stock and a promissory note in the principal amount of $14,200,000.   The note may be satisfied by either (i) the issuance of an additional 3,400,000 shares of our common stock, upon the approval of our stockholders, or (ii) the repayment of the principal amount of the note in cash if we do not obtain such stockholder approval by June 30, 2009.

If our stockholders approve the Proposal at the special meeting, the principal balance of the note will be satisfied by the issuance of 3,400,000 additional shares, which we expect to occur as soon as practicable after such approval.

The note accrues interest at the rate of 6% per annum, which interest will be payable in cash whether or not the Proposal is approved and would be approximately $324,500 if paid on May 21, 2009.  The note is summarized later in this section, and a copy of the note is attached to this proxy statement as Annex A.

The shares of Oxford's capital stock were privately held and not traded in a public market.  The PLX shares and note were issued to the Oxford stockholders in a private placement exempt from the registration requirements of US federal securities laws.   The additional shares that will be issued to the same group of Oxford stockholders if the Proposal is approved will likewise be exempt from the registration requirements.

Stockholder Approval Requirement for the Proposal

Our common stock is listed on the NASDAQ Stock Market, and we are subject to the NASDAQ listing standards set forth in its Marketplace Rules. Although we were not required to obtain stockholder approval in connection with the Oxford acquisition itself, we are required under Marketplace Rule 4350(i) to seek stockholder approval of our proposed issuance of common stock in satisfaction of the principal balance of the promissory note.

Marketplace Rule 4350(i)(1)(C)(ii) requires stockholder approval prior to the issuance of securities "in connection with" the acquisition of the stock or assets of another company, where due to the present issuance of common stock (or securities convertible into or exercisable for common stock), other than a public offering for cash, the common stock to be issued (a) is or will be in excess of 20% of the outstanding common stock prior to the issuance or (b) constitutes voting power in excess of 20% of the outstanding voting power prior to the issuance.

We issued 5,600,000 million common shares to the Oxford stockholders on January 2, 2009 (representing just under 20% of the pre-issuance shares at that time).  With the additional 3,400,000 million shares covered by the Proposal, the total shares proposed to be issued to Oxford stockholders would be 9,000,000 shares, or approximately 32% of the pre-issuance shares. Therefore, we are requesting stockholder approval for the Proposal under this NASDAQ listing standard.

In addition, Marketplace Rule 4350(i)(1)(B) requires stockholder approval prior to the issuance of securities when such issuance or potential issuance will result in a change of control of a company.  We do not believe the 5,600,000 shares initially issued in the Oxford acquisition, or the additional 3,400,000 shares issuable to the Oxford stockholders if the Proposal is approved, have resulted or will result in a change of control of PLX, for reasons discussed below under “Effects of the Proposal.”  However, approval by our stockholders of the Proposal would satisfy the requirements of this listing standard if it were deemed to apply.

Background of the Oxford Acquisition

We initially approached Oxford on an informal basis in the second quarter of 2007 about the potential of a strategic transaction, but declined to pursue a proposal at that time.  We began discussions concerning a possible transaction again in October 2008, which led to the negotiation of a definitive merger agreement.  On December 12, 2008, a special committee of our board of directors reviewed the negotiated terms of the proposed acquisition of Oxford, concluded that the merger agreement and related transactions were advisable and in the best interests of our company and our stockholders, and unanimously approved the definitive agreements and related transactions.  We did not seek or obtain a valuation opinion from an investment banking or other firm for this purpose, and relied upon our own judgment and negotiations in finalizing the merger consideration and other terms of the acquisition.

Established in 1992, Oxford has been providing reliable, high-performance silicon and software solutions to interconnect digital systems, including PCIe, USB, FireWire, Ethernet, SATA and eSATA.  Oxford’s corporate headquarters are located in Milpitas, California, with most of its employees based in Oxford’s design center in Abingdon, United Kingdom.  The rapidly growing consumer and small office/home office external storage markets account for the majority of Oxford’s sales.  Oxford provides advanced system-on-chip solutions for both direct-attached storage (DAS) and network-attached storage (NAS) external drives.  Oxford has a reputation for providing innovative and reliable chip, software and firmware solutions for consumer storage needs and counts leading manufacturers and marketers as customers, including Seagate, Western Digital, LaCie, Hewlett Packard, and Macpower.

Effects of the Proposal

If our stockholders do not approve the Proposal, we must pay the entire promissory note principal of $14.2 million and accrued interest in cash on or before May 21, 2009, and will not issue any additional shares to the Oxford stockholders in connection with the Oxford acquisition.

If our stockholders do approve the Proposal:

•	We will retain $14.2 million in cash for working capital in our business, which would otherwise be paid to the Oxford stockholders.

•
Our stockholders’ existing share ownership will be diluted by the issuance of 3,400,000 new shares, which represent 10.1% of our outstanding common stock as of the record date.  These additional shares would increase the ownership of PLX held by the Oxford stockholders on a post-issuance basis from approximately 17% to approximately 24%, and reduce the ownership of our other stockholders from approximately 83% immediately after the Oxford acquisition was completed to 76% after issuance of the additional shares.

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The $14.2 million principal balance of the promissory note will be satisfied by the issuance of 3,400,000 common shares at a ratio of approximately $4.18 of stated principal amount per share. On December 31, 2008, the last full trading day before the closing of the Oxford acquisition, the per share closing price for our common stock on The NASDAQ Stock Market was $1.72.  As of April 9, 2009, the closing price for our common stock was $3.10, and the 52 week high and low range of closing prices was then $1.55 to $9.11.  Thus, the value of the additional shares as measured by the principal balance is higher than the closing prices of our common stock on recent dates prior to our mailing this proxy statement, but significantly lower than the highest closing price of our shares within a recent 52 week range.  We cannot predict the extent, if any, to which the issuance of the additional shares would adversely affect the trading price of our stock, particularly in light of the current financial, stock market and economic turmoil.

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Two of the Oxford stockholders, the VantagePoint entities and La Caisse de Dépôt et Placement du Québec, together received approximately 83% of the merger consideration for the Oxford acquisition.  Approval of the Proposal would increase their respective ownership positions in PLX from approximately 6.7% and 6.2% to 11.0% and 9.1%, respectively, measured by shares outstanding on the record date.   See the table of “Voting Securities and Principal Holders” below.  However, none of the Oxford stockholders has the right to appoint individuals to serve as members of our Board of Directors or otherwise has any contractual rights with PLX to control or influence our business.

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Based on Schedules 13D or 13G filed with the SEC and other information known to us, we believe there are four other more than 5% beneficial share owners, who are listed in the principal holders table below.  Mr. Guzy, who has served as a director of PLX since 1986, is a more than 5% beneficial owner, but he is not acting as part of a group or otherwise in concert with any other share owners. Based on Schedules 13D or 13G filed with the SEC and information known to us, we do not believe that any of the VantagePoint entities, La Caisse, or the three other more than 5% beneficial share owners are acting as a group or otherwise in concert with each other or other persons, with a purpose or effect of changing or influencing control of PLX.

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Assuming no change in the facts discussed above and that the Proposal is approved, there would be a total of six more than 5% beneficial owners holding approximately 45% of our outstanding common shares immediately after the special meeting.  Future circumstances could lead these share owners to reduce, maintain or increase their share positions. Two or more of these substantial share owners could also decide to act as a group in the future, and this concentrated ownership could make it easier for any such holders acting as a group to change or influence control of PLX in the future.

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PLX expects to file with the SEC in the near future an Amendment No. 2 to a registration statement on Form S-3 that registers for resale the 5,600,000 shares initially issued in the Oxford acquisition.  Once this registration statement is declared effective by the SEC, it would enable the holders of those shares to resell those shares in the public market without legal resale restrictions, if they so choose and subject to market conditions.  We expect to file a separate registration statement on Form S-3 as promptly as practicable to register for resale the additional 3,400,000 shares subject to the proposal in this proxy statement if our shareholders approve that proposal.

Financial Information

The Oxford acquisition was significant to PLX under SEC accounting rules.  Financial statements of Oxford, and pro forma financial statements of PLX reflecting the acquisition, were included in amendments to Form 8-K dated March 18 and 19, and April 14, 2009, and this information is incorporated by reference from those amendments to Form 8-K. SEC rules also require financial and other information about PLX in connection with the proposal set forth in this proxy statement, and this information is incorporated by reference from our Form 10-K for our fiscal year ended December 31, 2008.  Please see the last page of this proxy statement concerning information incorporated by reference.

A representative of BDO Seidman, LLP, our independent registered public accounting firm, is expected to be present at the special meeting. The representative will have an opportunity to make a statement and to respond to appropriate questions.

Summary of the Promissory Note

The following description summarizes the material terms of the promissory note.  We encourage you to read the note in full, a copy of which is attached as Annex A.

Principal and Interest.  The principal amount of the note is $14,200,000.  The note accrues simple interest at the rate of 6% per annum. Interest on the outstanding principal amount of the note will be payable in cash when the note is exchanged for our common stock.  However, if the Proposal is not approved, interest will be payable upon the maturity of the note.

Payment and Maturity.  If the Proposal is not approved, the principal amount of the note will be paid in cash and distributed to the former Oxford stockholders.  The note will be due and payable on or before the earlier of three business days following the special meeting and June 30, 2009.

Exchange.  If our stockholders approve the Proposal, the outstanding principal amount of the note will be exchanged for 3,4000,000 shares of our common stock, which will be distributed to the former Oxford stockholders according to the terms of the merger agreement.

Change of Control.   Upon a change of control of PLX before the note is paid in full, the VantagePoint representative, acting on behalf of the former Oxford stockholders, will have the option of electing to have the note satisfied by shares of our common stock according to the terms described above or consideration that would be otherwise payable for such shares of our common stock in the change of control event.  Each of the following events will result in a change of control:

•	the reorganization, merger, consolidation of PLX with or into any other corporation or entity; or
•	the sale, conveyance or encumbrance of all or substantially all of the assets of PLX;
•
in each case, in which transaction or series of related transactions, PLX’s stockholders immediately prior to such transaction own, immediately following such transaction, less than fifty percent (50%) of the outstanding voting power of the surviving corporation or its parent.

Other Relevant Agreements

Indemnity Obligations.  From the shares of our common stock issuable as consideration in the Oxford acquisition, 900,000 shares were set aside in an escrow fund to satisfy any indemnification claims by PLX that may arise pursuant to the merger agreement.  Any successful PLX indemnification claims, therefore, will reduce the number of shares of our common stock that would ultimately be issued to the former Oxford stockholders.

Registration Rights.  PLX expects to file with the SEC in the near future an Amendment No. 2 to a registration statement on Form S-3 that registers for resale the 5,600,000 shares initially issued in the Oxford acquisition.  Once this registration statement is declared effective by the SEC, it would enable the holders of those shares to resell those shares in the public market without legal restriction, if they so choose and subject to market conditions.  We expect to file a separate registration statement on Form S-3 as promptly as practicable to register for resale the additional 3,400,000 shares subject to the proposal in this proxy if our stockholders approve the proposal. PLX agreed in the merger agreement to use commercially reasonable efforts to register the shares issued to the former Oxford stockholders by filing a registration statement within 15 days of completing the merger. If the registration statement is not declared effective within 120 days of the filing of the registration statement,  PLX must pay in cash to each of these stockholders the equivalent of 8% per annum of the value of the shares they then hold, for each day that the registration statement is not effective after such date.

Stockholder Representative Fund.  An additional 54,945 shares, or approximately 0.6% of the merger consideration, were also set aside to form a stockholder representative fund, to meet any expenses that VantagePoint may incur as representative of the Oxford stockholders.  This represented $100,000 based on the value of PLX common stock as of the closing date of the acquisition.  If VantagePoint's expenses as representative exceed the value of the shares held in this fund, VantagePoint is entitled to make claims against the escrow fund for indemnity obligations to the extent there are remaining shares in the escrow fund immediately prior to the release of such shares to the former Oxford stockholders.  Expenses incurred by VantagePoint as representative could therefore incrementally increase VantagePoint's percentage ownership in PLX and decrease collective ownership of the other former Oxford stockholders.

Preferred and Common Stockholder Matters Agreement.  The former Oxford stockholders have agreed among themselves that if (i) the average trading price of PLX common stock exceeds $4.75 per share during any 20 consecutive day period ending prior to December 15, 2010, or (ii) PLX is acquired prior to December 15, 2010 and the fair market value of the consideration received with respect to a share of our common stock exceeds $4.75, VantagePoint (including certain VantagePoint entities that are former Oxford stockholders) will distribute 446,176 of its PLX shares to certain former Oxford common stockholders on a pro rata basis.  If this occurs, VantagePoint's percentage ownership of PLX will decrease and the percentage ownership of the other former Oxford stockholders will increase.  PLX is not a party to or otherwise obligated under this agreement.

Voting Agreement. Our directors and officers listed below, who collectively own 501,733 shares of our common stock, entered into a voting agreement dated December 15, 2008, to the effect that they would vote all of their shares of common stock in favor of the Proposal and against any proposal made in opposition or otherwise adverse to the Proposal. Based on the number of shares outstanding as of April 9, 2009, this represents approximately 1.5% of our then outstanding common stock.  The following directors and executive officers entered into the voting agreement:

•	Lawrence Chisvin
•	John Hart
•	Thomas Riordan
•	Michael Salameh
•	Ralph Schmitt
•	Robert Smith
•	Patrick Verderico
•	Arthur Whipple

In the voting agreement, each of these individuals also irrevocably appointed PLX as his lawful attorney and proxy to vote the shares of common stock as required by the voting agreement, and agreed not to sell or otherwise dispose of his shares prior to the vote.

Interests of Certain Persons

The chairman of our board of directors and a significant stockholder of our company, Mr. James Guzy, is the father-in-law of Ms. Melissa Guzy. Ms. Guzy is a member of VantagePoint Venture Associates IV, L.L.C., the general partner of VantagePoint Venture Partners IV (Q), L.P., VantagePoint Venture Partners IV Principal Funds, L.P. and VantagePoint Venture Partners IV, L.P., former stockholders of Oxford.  Through her membership in VantagePoint Venture Associates IV, L.L.C., Ms. Guzy has an indirect interest in the shares of our common stock issued in the Oxford acquisition that we believe is not material under instructions to applicable SEC rules, and she is not disclosed in the Schedule 13G filed by VantagePoint entities as having voting or investment power over the shares beneficially owned by VantagePoint entities, which are former stockholders of Oxford.

       Mr. Guzy did not own any shares of capital stock of, or any other interests in, Oxford, and does not own any shares of capital stock of, or any other interests in, the VantagePoint entities. Our board of directors established a special committee to consider and approve the Oxford acquisition and other matters related thereto, which special committee did not include Mr. Guzy as a member.

Recent Development

On March 31, 2009, we commenced an offer to purchase for cash certain outstanding options held by our employees (including officers) and directors, and filed associated documents with the SEC under Schedule TO.  As of March 31, 2009, options to purchase up to 5,309,602 shares of our common stock were issued and outstanding under all of our stock option plans. Of these outstanding stock options, options to purchase up to 3,262,809 shares of our common stock are eligible for purchase under the offer.  Eligible options must have an exercise price of at least $5.50 and must meet other conditions set forth in the offer.  The amount of cash offered for eligible options is based on the Black-Scholes valuation of each eligible option, subject to a minimum of $0.05 per share, and ranges from $0.05 to $1.42 per share.

If all eligible options are tendered and purchased in the offer, the aggregate amount paid in the offer would be $1,208,818.  The aggregate amount of the payments made in exchange for eligible options will be charged to stockholders' equity to the extent that the amount does not exceed the fair value of the eligible options accepted for payment, as determined at the purchase date. The amount paid in excess of that fair value, as determined at the purchase date, will be recorded as compensation expense. Accounting for the purchase of eligible options will be reflected on our consolidated financial statements for the quarter in which the purchase is completed.  We currently expect the offer to expire May 1, 2009 (at midnight, Eastern Daylight Time), unless it is extended.

We will return to our 2008 Equity Incentive Plan the first 400,000 shares underlying options purchased pursuant to the offer if such options were originally issued under the 2008 plan or our 1999 Stock Incentive Plan.  These shares will then be available for future grant.  With respect to other options purchased pursuant to the offer, the shares underlying such options will not be available for future option grants.

This summary has been prepared for purposes relating to the Proposal.  Holders of eligible options who may receive or review this proxy statement should, for purposes of considering the offer to purchase, refer to the full offer to purchase and associated documentation that have been delivered to you in connection with the offer and filed with the SEC.  Other interested persons seeking further information about the offer should also review the Schedule TO and its exhibits filed with the SEC.  See "Where You Can Find Additional Information" concerning access to documents we have filed with the SEC.

VOTING SECURITIES AND PRINCIPAL HOLDERS

 The following table sets forth the beneficial ownership of our common stock as of the record date, April 9, 2009, for the special meeting by:

•	all persons known to us, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act, to be the beneficial owners of more than 5% of our common stock;
•	each director;
•	each of our named executive officers; and
•	all current directors and executive officers as a group.

 This table lists applicable percentage ownership based on 33,604,240  shares of common stock outstanding as of April 9, 2009.  Shares of our common stock subject to options or warrants that are exercisable within 60 days of April 9, 2009 are deemed to be beneficially owned by the persons holding these options for the purpose of computing the number of shares owned by, and percentage ownership of, that person, but are not treated as outstanding for the purpose of computing any other person's number of shares owned or ownership percentage.

 Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all capital stock shown to be held by that person.  The address of each executive officer and director, unless indicated otherwise, is c/o PLX Technology, Inc., 870 W. Maude Avenue,  Sunnyvale, CA 94085.

Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (2)	Total Shares If Proposal Approved	Percent of Class If Proposal Approved (2)
5% or Greater Stockholders:
Simon J. Michael 2778 Green Street San Francisco, CA 94123	2,673,315 (3)	8.0%	no change	7.2%
VantagePoint Venture Partners 1001 Bayhill Drive Suite 300 San Bruno, CA 94066	2,266,481 (4)	6.7%	4,088,725	11.0%
D. James Guzy (a PLX director)	2,242,196 (5)	6.7%	no change	6.1%
Gilder, Gagnon, Howe & Co. LLC 1775 Broadway, 26th Floor New York, NY 10019	2,173,631 (6)	6.5%	no change	5.9%
Neil Gagnon 1370 Avenue of the Americas, Suite 2400 New York, NY 10019	2,111,259 (7)	6.3%	no change	5.7%
La Caisse de Dépôt et Placement du Québec 1000 place Jean-Paul-Riopelle Montreal, Quebec, H2Z 2B3 Canada	2,105,898 (8)	6.2%	3,384,479	9.1%

Directors and Named Executive Officers:
D. James Guzy	Included above		no change
Michael J. Salameh	753,496 (9)	2.2%	no change	2.0%
Lawrence Chisvin	412,919 (10)	1.2%	no change	1.1%
David Raun	172,748 (11)	*	no change	*
Arthur Whipple	74,916 (12)	*	no change	*
Kenneth Murray	65,000 (13)	*	no change	*
John H. Hart	60,000 (14)	*	no change	*
Robert H. Smith	60,000 (15)	*	no change	*
Thomas Riordan	30,000 (16)	*	no change	*
Patrick Verderico	30,000 (17)	*	no change	*
Ralph Schmitt	15,000	*	no change	*
Badar Baqai	0	0.0%	no change	0.0%
All directors and executive officers as a group (14 persons):	4,046,537 (18)	11.6%	no change	10.6%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. The indication herein that shares are beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(2)	Based upon 33,604,240 shares of common stock issued and outstanding on April 9, 2009.

(3)
Based upon a Schedule 13G filed with the SEC on February 12, 2009. Mr. Michael has sole voting and dispositive power over 115,166 shares, shared voting power and shared dispositive power over 2,558,149 shares; Balch Hill Capital, LLC reports shared voting power and shared dispositive power over 2,558,149 shares; Balch Hill Partners, L.P. reports shared voting power and shared dispositive power over 2,468,149 shares with an aggregate 2,673,315 shares beneficially owned.

(4)
Based upon a Schedule 13G filed with the SEC on January 12, 2009. Includes 197,807 shares beneficially owned by VantagePoint Venture Partners IV, L.P.; 7,192 shares beneficially held by VantagePoint Venture Partners IV Principals Fund, L.P.; 1,973,855 shares held by VantagePoint Venture Partners IV (Q), L.P.; 9,509 shares held by VantagePoint Venture Partners III, L.P. and 78,117 shares held by VantagePoint Venture Partners III (Q), L.P.. Messrs. James Marver and Alan Salzman, as the Managing Members of the VantagePoint Venture Associates IV, L.L.C. and VantagePoint Venture Associates III, L.L.C, the General Partners of the foregoing funds, hold shared voting and dispositive power with respect to all of the 2,266,480 shares. These shares could be reduced as a result of indemnity or other obligations described under “The Proposal – Other Relevant Agreements,” and exclude shares held under the preferred and common stockholder matters agreement referred to under that caption.

(5)	Includes 2,197,196 shares held by Arbor Company of which Mr. Guzy is President. Also includes 45,000 shares subject to options exercisable within 60 days of April 9, 2009.

(6)
Based on a Schedule 13G filed with the SEC on July 10, 2008. Gilder, Gagnon, Howe & Co. LLC has sole voting and dispositive power over 57,365 of the shares and shared dispositive power over 2,116,266 of the shares.

(7)
Based on a Schedule 13G filed with the SEC on February 18, 2009.  Mr. Gagnon has sole voting and dispositive power over 848,811 shares, shared voting over 1,221,213 shares and shares dispositive power over 1,262,448 shares. Mr. Gagnon shares voting and dispositive power with Gagnon Securities LLC over 1,576,656 shares, as the managing member and principal owner of Gagnon Securities LLC and shares dispositive but not voting power with certain other individuals.

(8)
Based on the terms of the Agreement and Plan of Merger dated as of December 15, 2008, by and between our Company, Oxford, Osprey Acquisition Sub, Inc. and VantagePoint, as stockholder representative.  These shares could be reduced as a result of indemnity obligations described under “The Proposal – Other Relevant Agreements.” Ginette Depelteau, as Senior Vice President of La Caisse de Dépôt et Placement du Québec, holds voting and dispositive power with respect to all of the 2,105,898 shares.

(9)	Includes 290,363 shares subject to options exercisable within 60 days of April 9, 2009 and 8,400 shares held by Mr. Salameh’s minor children.

(10)	Includes 407,919 shares subject to options exercisable within 60 days of April 9, 2009.

(11)	Includes 157,248 shares subject to options exercisable within 60 days of April 9, 2009.

(12)	Includes 67,916 shares subject to options exercisable within 60 days of April 9, 2009.

(13)	Includes 55,000 shares subject to options exercisable within 60 days of April 9, 2009.

(14)	Includes 60,000 shares subject to options exercisable within 60 days of April 9, 2009.

(15)	Includes 40,000 shares subject to options exercisable within 60 days of April 9, 2009.

(16)	Includes 30,000 shares subject to options exercisable within 60 days of April 9, 2009.

(17)	Includes 30,000 shares subject to options exercisable within 60 days of April 9, 2009.

(18)	Includes 1,298,978 shares subject to options exercisable within 60 days of April 9, 2009.

(*)	Less than 1%.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

 For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice in writing to our secretary. To be timely for the 2009 annual meeting of stockholders, a stockholder's notice must have been delivered to or mailed and received by our secretary at our principal executive offices between February 5, 2009 and March 7, 2009. A stockholder's notice to the secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of our company which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

    Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our annual meeting of stockholders must have been received by us no later than December 22, 2008 in order to be considered for inclusion in our  proxy materials for that meeting.

The deadlines for proposals relating to our annual meeting in 2010 will be set forth in the proxy statement for the annual meeting in 2009.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is http://www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Investor Relations, PLX Technology, Inc., 870 W. Maude Avenue, Sunnyvale, California 94085, telephone number (408) 774-9060.  You may also access these filings at our web site under the investor relations link at http://www.plxtechnology.com/investors/.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose information to you by referring you to those documents. The information incorporated by reference is deemed to be part of this proxy statement, except for any information that is superseded or modified by information contained directly in this proxy statement or in any other subsequently filed document that is also incorporated by reference herein. This proxy statement incorporates by reference the information set forth below that PLX has previously filed with the SEC.

You may make an oral or written request for information we have incorporated by reference below by contacting us at PLX Technology, Inc., 870. W. Maude Ave., Sunnyvale, CA  94085 or (408) 774-9060.  We will provide to you by first class mail or other equally prompt means a copy of that information you request (not including exhibits that are not incorporated) without charge and within one business day of our receipt of your request.

The following information contained in our amended reports on Form 8-K/A dated March 18 and 19, 2009 is incorporated by reference herein:
•	The Audited Financial Statements of Oxford as of December 31, 2008 and for the year then ended and accompanying notes.

The following information contained in our amended report on Form 8-K/A dated April 14, 2009 is incorporated by reference herein:
•	The Unaudited Pro Forma Condensed Combined Financial Statements of PLX as of December 31, 2008 and for the year then ended and accompanying notes.

The following information contained in our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on March 6, 2009, is incorporated by reference herein:
•	Part I, Item 1. Consolidated Financial Statements;
•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;
•	Part II, Item 7A. Quantitative and Qualitative Disclosure About Market Risk; and
•	Part II, Item 8. Financial Statements and Supplementary Data.

ANNEX A – PROMISSORY NOTE

THIS NOTE AND ANY SECURITIES ISSUABLE PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, SUBJECT TO THE TERMS SET FORTH IN THIS NOTE, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THIS NOTE AND SUCH SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

PROMISSORY NOTE

US$14,200,000	Date: January 2, 2009

FOR VALUE RECEIVED, the undersigned, PLX Technology, Inc., a Delaware corporation (the “Purchaser”), promises to pay as provided herein to VantagePoint Venture Partners IV (Q), L.P. (the “Holder”), a Delaware limited partnership solely in its capacity as the Stockholder Representative (as defined in the Merger Agreement referred to below), in lawful money of the United States of America the principal sum of Fourteen Million Two Hundred Thousand dollars ($14,200,000) together with interest on such principal sum accruing from and including the date hereof at the rate of six percent (6%) per annum (which will be computed on the basis of a 365-day year and paid for the actual number of days elapsed).  This Promissory Note (this “Note”) is being issued pursuant to that certain Agreement and Plan of Merger dated as of December 15, 2008 by and among the Purchaser, Osprey Acquisition Sub, Inc., Oxford Semiconductor, Inc. and VantagePoint Venture Partners IV (Q), L.P. as the Stockholder Representative (the “Merger Agreement”) who will hold the Note and will exercise all rights of the Holder pursuant to Section 10.1 of the Merger Agreement and this Note.  Capitalized terms not otherwise defined herein will have the meaning ascribed thereto in the Merger Agreement.

1.     Maturity.  Unless the obligation to pay the principal hereunder is previously satisfied as set forth in Section 3 hereof, the principal amount of this Note, plus interest accrued thereon, will be due and payable in full, in the manner set forth in Section 2 herein, on the date (the “Maturity Date”) that is the earlier of (x) as soon as commercially practicable but in any event no later than three Business Days after the date of the Special Meeting in the event that the stockholders of the Purchaser fail to approve the Note Satisfaction as provided in Section 2.1(d) of the Merger Agreement, and (y) June 30, 2009.

2.     Payment.  On the Maturity Date, the principal amount of this Note, plus interest accrued thereon as provided in this Note up to but not including the Maturity Date, will be paid by the Purchaser through deposit, pursuant to Section 1.2(c)(iv) of the Merger Agreement, of immediately available cash in the amount of such principal and accrued interest with the Escrow and Exchange Agent for payment by the Escrow and Exchange Agent to the Stockholders as set forth in Section 1.2(d) and Article 2 of the Merger Agreement.  Upon such deposit to the Escrow and Exchange Agent, all obligations under this Note will have been performed and discharged in full.

3.     Satisfaction through Purchaser Common Stock Issuance.

(a)     In the event that the stockholders of the Purchaser approve the Note Satisfaction as provided in Section 2.1(d) of the Merger Agreement, then (i) on the date of the Special Meeting, the Purchaser will issue 3,400,000 shares of Purchaser Common Stock to satisfy the principal amount of this Note (the “Note Satisfaction Shares”), and (ii) no later than three Business Days after the date of the Special Meeting, the Purchaser will, pursuant to Section 1.2(c)(iii) of the Merger Agreement, deliver  the Note Satisfaction Shares to the Escrow and Exchange Agent and deposit cash in the amount equal to the interest accrued on the principal amount of this Note as provided in this Note up to but not including the date of the Special Meeting with the Escrow and Exchange Agent, for disbursement and payment by the Escrow and Exchange Agent to the Stockholders as set forth in Section 1.2(d) and Article 2 of the Merger Agreement.  Upon such delivery and deposit by the Purchaser to the Escrow and Exchange Agent, all obligations under this Note will have been performed and discharged in full.

(b)     If, at any time before the Maturity Date, the number of shares of Purchaser Common Stock outstanding is increased by a stock dividend payable in shares of Purchaser Common Stock or by a subdivision or split-up of shares of Purchaser Common Stock, then, following the record date fixed for the determination of holders of Purchaser Common Stock entitled to receive such stock dividend, subdivision or split-up, the number of shares issuable as Note Satisfaction Shares pursuant to Section 3(a) above will be increased in proportion to such increase in outstanding shares.  If, at any time before the Maturity Date, the number of shares of Purchaser Common Stock outstanding is decreased by a combination of the outstanding shares of Purchaser Common Stock, then, following the record date for such combination, the number of shares issuable as Note Satisfaction Shares pursuant to Section 3(a) above will be decreased in proportion to such decrease in outstanding shares.  In the case of any restructuring, reclassification or cancellation of the Purchaser Common Stock, whether pursuant to a Change of Control of the Purchaser (as defined herein) or otherwise, before the Maturity Date, then and in each case, at the election of the Holder, either: (A) adequate provision will be made whereby the Note Satisfaction Shares issuable pursuant to Section 3(a) above, in lieu of the shares of Purchaser Common Stock immediately theretofore issuable pursuant to such section, will be comprised of such shares of stock, securities or assets as may (by virtue of such restructuring, reclassification or cancellation) be issuable or payable with respect to or in exchange for the number of shares of Purchaser Common Stock issuable pursuant to Section 3(a) above immediately before such restructuring, reclassification or cancellation; or (B) the Note Satisfaction Shares will be issued immediately before such restructuring, reclassification or cancellation and will be delivered to the Escrow and Exchange Agent for disbursement to the Stockholders as set forth in Section 1.2(d) and Article 2 of the Merger Agreement.  For the purposes hereof, a “Change of Control of the Purchaser” will mean (i) the reorganization, merger, consolidation of the Purchaser with or into any other corporation or entity, or (ii) the sale, conveyance or encumbrance of all or substantially of the assets of the Purchaser, in each case in which transaction or series of related transactions in which the Purchaser’s stockholders immediately prior to such transaction own, immediately following such transaction, less than fifty percent (50%) of the outstanding voting power of the surviving corporation or its parent.

4.     Presentment; Demand.  The Purchaser hereby waives any presentment, demand, protest or notice of dishonor and protest of this Note.

5.     Securities Law Compliance; Legend.

(a)     This Note and any Note Satisfaction Shares are subject to the terms of Section 2.9 of the Merger Agreement.  The certificates representing Note Satisfaction Shares will bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

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(b)     This Note and any interest herein may not be transferred, pledged or hypothecated by the holder hereof without the prior written consent of the Purchaser; provided, however, that after the Maturity Date, if the Note is not satisfied by the issuance of the Note Satisfaction Shares, this Note shall not require such prior written consent of Purchaser for transfer.  Notwithstanding the foregoing, the Holder may transfer its interest in this Note at any time to any person who succeeds the Stockholder Representative pursuant to Section 10.1(b) of the Merger Agreement.  Any such transfer will be effected by the Stockholder Representative and the transferee providing to the Purchaser and the Escrow and Exchange Agent prior written notice of the transfer, certification of the transferee’s due appointment as the Stockholder Representative in accordance with the Merger Agreement and an opinion of counsel in form and substance reasonably satisfactory to the Purchaser that the transfer is in compliance with the applicable securities laws.  Upon compliance with the foregoing requirements, the Purchaser will in accordance with the Exchange Agent Agreement instruct the Escrow and Exchange Agent to reflect the transfer in its books and records, and upon such instruction the transferee will have the rights of the Stockholder Representative under this Note.

6.     Miscellaneous.

(a)     Governing Law.  The internal laws of the State of Delaware (without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any other jurisdiction) will govern all matters arising out of or relating to this Note and all of the transactions it contemplates, including its validity, interpretation, construction, performance and enforcement and any disputes or controversies arising therefrom.

(b)     Amendments and Waivers.  Any term of this Note may be amended and the observance of any term of this Note may be waived only with the written consent of the Purchaser and the Stockholder Representative.

(c)     Assignment and Successors.  This Note will be binding on and inure to the benefit of the Purchaser and the Stockholder Representative and their respective successors and assigns; provided, however, that (i) the Purchaser may not assign this Note in whole or part without the prior written consent of the Stockholder Representative and (ii) the Stockholder Representative may not assign this Note in whole or part on or prior to the Maturity Date without the prior written consent of the Purchaser; provided, further, however, that this clause (ii) will not prevent any successor Stockholder Representative duly appointed and serving in such capacity pursuant to Section 10.1 of the Merger Agreement from succeeding as the holder of this Note in accordance with Section 5(b) hereof.

(d)     Severability.  If any provision of this Note is held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Note are not affected or impaired in any way and the Purchaser and Stockholder Representative agree to negotiate in good faith to replace such invalid, illegal and unenforceable provision with a valid, legal and enforceable provision, that achieves, to the greatest lawful extent under this Note, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

(e)     Limitation of Liability.  IN NO EVENT WILL THE PURCHASER HAVE ANY LIABILITY ARISING HEREUNDER OR IN CONNECTION HEREWITH TO ANY PARTY OR OTHER PERSON FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, INCIDENTAL, INDIRECT, COLLATERAL OR PUNITIVE DAMAGES OF ANY KIND, REGARDLESS OF WHETHER SUCH PARTY OR PERSON WILL BE ADVISED, WILL HAVE OTHER REASON TO KNOW, OR IN FACT WILL KNOW OF THE POSSIBILITY OF THE FOREGOING.

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(f)     Disputes.  In the event of a dispute arising hereunder or in connection herewith and in the case of any proceeding to enforce this Note, Section 10.11 of the Merger Agreement will govern, which section is incorporated herein by reference.

(g)     Rights and Remedies.  All rights and remedies of the holder of this Note will be exercised solely by the Stockholder Representative, and its successor and assigns in accordance with Section 5(b) hereof, acting pursuant to Section 10.1 of the Merger Agreement.

The undersigned has executed this Promissory Note as of the date set forth above.

“PURCHASER” PLX Technology, Inc., a Delaware corporation By: /s/ Arthur O. Whipple Name: Arthur O. Whipple Title: Chief Financial Officer

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ANNEX B – REPORT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON PLX TECHNOLOGY, INC. FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2008, WHICH FINANCIAL STATEMENTS ARE INCORPORATED BY REFERENCE FROM OUR FORM 10-K FOR THAT PERIOD

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
PLX Technology, Inc.
Sunnyvale, California

We have audited the consolidated balance sheets of PLX Technology, Inc. as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2008 appearing in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.  In connection with our audits of the financial statements, we have also audited Schedule II – Valuation and Qualifying Accounts as of and for each of the years ended December 31, 2008, 2007 and 2006.  These financial statements and schedule are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedule are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and schedule.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PLX Technology, Inc. at December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, Schedule II – Valuation and Qualifying Accounts, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), PLX Technology, Inc.’s internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated March 5, 2009, expressed an unqualified opinion thereon.

/s/ BDO Seidman, LLP

San Francisco, California
March 5, 2009

PRELIMINARY COPY OF PROXY CARD
PROXY SOLICITED BY AND ON BEHALF OF THE
BOARD OF DIRECTORS OF PLX TECHNOLOGY, INC.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 17, 2009. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

PLX TECHNOLOGY, INC.
ARTHUR WHIPPLE	ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER
870 W. MAUDE AVENUE	COMMUNICATIONS
SUNNYVALE, CA 94085
If you would like to reduce the costs incurred by PLX Technology, Inc. in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 17, 2009. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PLX Technology, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY ATTENDING THE MEETING
The special meeting will be held at the headquarters of PLX Technology, Inc., at 870 W. Maude Avenue, Sunnyvale, California 94085. Directions to the headquarters can be found at www.plxtech.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLX TECHNOLOGY, INC.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the Proposal.

Vote on Proposal			For	Against	Abstain

1.
To approve the issuance of 3,400,000 shares of our common stock in satisfaction of the $14,200,000 principal balance of a promissory note issued in connection with our acquisition of Oxford Semiconductor, Inc. in January 2009.
			☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

For address changes please check this box and write them on the other side of this card.	☐

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)			Date

PRELIMINARY COPY OF PROXY CARD

 PLX TECHNOLOGY, INC.
870 W. Maude Avenue
Sunnyvale, CA 94085

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING ON MAY 18, 2009

Ralph H. Schmitt  and Arthur O. Whipple, acting together or individually, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of PLX Technology, Inc., to be held on Monday, May 18, 2009 at its headquarters, 870 W. Maude Avenue, Sunnyvale, California 94085, and any adjournment or postponement thereof.

Address Change(s):

(If you noted address change(s) above, please mark corresponding box on the reverse side.)
SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)	SEE REVERSE SIDE